Exhibit 10.1

LUXURBAN HOTELS INC.

2125 Biscayne Boulevard, Suite 253
Miami, Florida 33137

February 16, 2024

Greenle Partners LLC Series Alpha P.S.

156 W Saddle River Road

Saddle River, New Jersey 07458

Greenle Partners LLC Series Beta P.S.

156 W Saddle River Road

Saddle River, New Jersey 07458

Gentlemen:

Reference is made to the stock purchase warrants (each a “Warrant” and collectively, the “Warrants”) of LuxUrban Hotels Inc., a Delaware corporation (the “Company”), listed on Annex A hereto owned by Greenle Partners LLC Series Alpha P.S., a Delaware limited liability company (“Greenle Alpha”), and Greenle Partners LLC Series Beta P.S., a Delaware limited liability company (“Greenle Beta”).

This letter will confirm our understanding and agreement that, in consideration of the respective agreements of Greenle Alpha and Greenle Beta to exercise 50% of the Warrants originally issued on November 6, 2023 and amended by the terms hereof (the “November Warrants”) within three (3) business days of the date hereof and 50% on or prior to February 23, 2024, the Exercise Price of the November Warrants is hereby amended and reduced to $2.00 and the Exercise Price of all of the other Warrants is hereby amended and reduced to $2.50. Except as so amended, the Warrants shall remain unchanged. The Company covenants to keep its registration statement on Form S-3 (Registration No. 333-275647) current and effective until all shares of common stock of the Company issuable upon exercise of the November Warrants have been sold thereunder.

If the foregoing accurately sets forth our understanding and agreement as to the matters set forth above, please acknowledge your agreement by signing below and returning to us a copy of this letter.

LuxUrban Hotels Inc.

By:	/s/ Brian Ferdinand
	Name:	Brian Ferdinand
	Title:	CEO

Greenle Partners LLC Series Alpha P.S.

By:	/s/ Alan Uryniak
	Name:	Alan Uryniak
	Title:	Manager

Greenle Partners LLC Series Beta P.S.

By:	/s/ Alan Uryniak
	Name:	Alan Uryniak
	Title:	Manager

ANNEX A

Greenle Partners LLC Series Alpha P.S.

Issue Date	Expiration	Exercise Price	Warrants Outstanding
11/6/23	11/6/28	$4.00	185,000
12/17/23	12/17/28	$5.00	1,610,000
12/27/23	12/27/28	$5.50	805,000

Total			2,600,000

Greenle Partners LLC Series Beta P.S.

Issue Date	Expiration	Exercise Price	Warrants Outstanding
11/6/23	11/6/28	$4.00	315,000
12/17/23	12/17/28	$5.00	390,000
12/27/23	12/27/28	$5.50	195,000

Total			900,000